SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 12, 2004

VISTA MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in Charter)

Delaware	0-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Faraday Avenue, Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 603-9120

Item 5.                                                           Other Events and Required FD Disclosure

In a press release dated August 12, 2004, Vista Medical Technologies, Inc. announced the resignation of Dr. James C. Blair and Dr. Larry Osterink from their positions as members of the Board, and announced the election of three new Board members. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 7.                                                           Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit 99.1           Press release issued by Vista Medical Technologies, Inc. on August 12, 2004, announcing financial results for the three months ended June 30, 2004, and the election of new Board members.

Item 12.                                                    Results of Operation and Financial Condition

On August 12, 2004, Vista Medical Technologies, Inc. issued a press release announcing its financial results for the three months ended June 30, 2004. A copy of this press release is furnished as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Medical Technologies, Inc.

Dated: August 12, 2004	By:	/s/ John Lyon
John Lyon
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release issued by Vista Medical Technologies, Inc. on August 12, 2004, announcing financial results for the three months ended June 30, 2004, and the election of new Board members.